[CABLE & WIRELESS, INC. LOGO APPEARS HERE]

July 6, 1996

Mr. Fabrice Maquignon
Senior Manager, Europe
Startec Global Communications, Inc.
10411 Motor City Drive
Suite 301
Bethesda, Maryland 20817

Dear Mr. Maquignon:

Cable & Wireless, Inc. ("C&W USA") is pleased that Startec Global Communications, Inc. ("STARTEC") has elected to purchase, on an IRU basis, a DS-3 of capacity on the Gemini cable system from C&W USA as indicated by Startec's signature of the Indefeasible Right of Use Agreement ("AGREEMENT").

In order for the Agreement to be processed, C&W USA needs to ensure that C&W USA and Startec are in complete agreement regarding their understanding of the following issue related to the Agreement.

        Annual O&M Charges:  With respect to the "Annual O&M Charges" section of
        Schedule 2 of the Agreement, the three and one-half percent (3.5%) increase shall commence as of January 1, 1999; not as of January 1, 2000. Accordingly, the Annual O&M Charge for 1999 will be $132,480 ($128,000 annual charge for 1998 plus 3.5% increase added thereon).

If Startec agrees that this letter should be an amendment to the Agreement upon full execution and delivery of the Agreement, you are requested to sign in the space provided below and return a signed copy of this letter to my attention. Upon receipt of a signed copy of this letter, C&W USA will continue processing the Agreement.

Should you have any questions regarding this letter, please call Susan Ludwig at
(703) 760-3607.

Again, C&W USA is pleased to have been selected to provide capacity for Startec, and we look forward to working with you on this project.

Sincerely,

/s/ RICHARD A. BERMAN
-----------------------------------------
Richard A. Berman
Director, Contract Management

               AGREED TO BY: STARTEC GLOBAL COMMUNICATIONS, INC.
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     Signature:         /s/ SUBHASH PAI
                -------------------------------------------------

 Printed Name:              SUBHASH PAI
                -------------------------------------------------

        Title:              VPS CONTROLLER
                -------------------------------------------------

         Date:              7/8/`98
                -------------------------------------------------